Performance and healing patterns after implantation of a novel sirolimus-eluting bioresorbable scaffold Jo Simonsen, Emil Nielsen Holck, Didier Carrié, Nobert Frey, Matthias Lutz, Joachim Weber-Albers, Darius Dudek, Bernard Chevalier, Jouke Dijkstra, Jens Lassen, Jeffrey Anderson, Evald Høj Christiansen, Alexandre Abizaid, Niels Ramsing Holm Six-month OCT follow-up in the FANTOM II study FANTOM II On behalf of the FANTOM II investigators Exhibit 99.3

Disclosure Statement of Financial Interest Travel grants Institutional research grant St. Jude Medical REVA medical Within the past 12 months, I or my spouse/partner have had a financial interest/arrangement or affiliation with the organization(s) listed below. Affiliation/Financial Relationship Company FANTOM II

The FANTOM BRS Desaminotyrosine based polycarbonate backbone Sirolimus eluting for 3 months Resorption within 3-4 years Developed by REVA Medical, US FANTOM II

RADIOPAQUE Covalently bound iodine The FANTOM BRS FANTOM II

Uninterrupted inflation No special handling Expansion capacity IFU: nominal size plus 0.75 mm Properties and Implantation FANTOM II

REVA FANTOM II Study Safety and performance of the FANTOM BRS Pre CE-mark study Single arm design Clinical and angiographic FU 240 patients 28 centers FANTOM II

Myocardial ischemia De novo lesions Native vessels ≥50% and <100% stenosis RVD 2.5 to 3.5 mm REVA FANTOM II Study Inclusion criteria Acute MI LMCA stenosis EF < 40% SB diameter > 1.5 mm Exclusion criteria FANTOM II

REVA FANTOM II Study Cohort A - Study Population N= 117 Patients 6 Month Follow-up Clinical & Imaging 6 Month Follow-up Clinical (n=108) Angiographic n=100 OCT n=73 Long Term Follow-up Clinical (annual through 5 years) Cohort B - Study Population N= 123 Patients 9 Month Follow-up Clinical & Imaging 6 Month Follow-up ( Pending) Long Term Follow-up Clinical (annual through 5 years) Angiographic (ongoing) OCT (ongoing) FANTOM II Study Population N= 240 Total Patients Enrolled FANTOM II

REVA FANTOM II Study Cohort A - Study Population N= 117 Patients 6 Month Follow-up Clinical & Imaging 6 Month Follow-up Clinical (n=108) Angiographic n=100 OCT n=73 Long Term Follow-up Clinical (annual through 5 years) Cohort B - Study Population N= 123 Patients 9 Month Follow-up Clinical & Imaging 6 Month Follow-up ( Pending) Long Term Follow-up Clinical (annual through 5 years) Angiographic (ongoing) OCT (ongoing) FANTOM II Study Population N= 240 Total Patients Enrolled Monday: Main arena 12:13 PM FANTOM II

REVA FANTOM II Study Cohort A - Study Population N= 117 Patients 6 Month Follow-up Clinical & Imaging 6 Month Follow-up Clinical (n=108) Angiographic n=100 OCT n=73 Long Term Follow-up Clinical (annual through 5 years) Cohort B - Study Population N= 123 Patients 9 Month Follow-up Clinical & Imaging 6 Month Follow-up ( Pending) Long Term Follow-up Clinical (annual through 5 years) Angiographic (ongoing) OCT (ongoing) FANTOM II Study Population N= 240 Total Patients Enrolled Monday: Main arena 12:13 PM FANTOM II

OCT Substudy Healing patterns by matched OCT at 6 months Baseline 6 months follow-up FANTOM II

The FANTOM BRS by 3D OCT FANTOM II

Micro-CT Confirmed thickness 125 µm The FANTOM BRS FANTOM II

OCT analysis optimized and validated by micro-CT The FANTOM BRS FANTOM II

Baseline 6 months follow-up The FANTOM BRS FANTOM II

Customized analysis Lumen Abluminal stent Luminal stent Stent strut QCU-CMS, Leiden University Medical Center, The Netherlands FANTOM II

OCT billede af baseline og FU strut The FANTOM BRS FANTOM II

Flow chart


FANTOM II
FANTOM II Cohort A
n = 117
No baseline OCT performed (n=28)
Baseline OCT
n = 89
Baseline OCT not analyzed (n=4)
No post-stent recording (n=2)
Inverted calibration artefact (n=1)
Not obtainable from site (n=1)
Baseline OCT analyzed
n = 85
Analyzable BL but no FU performed (n=10)
Exit after bail out stenting at baseline (n=3)
No angiographic follow-up due to severe COPD (n=1)
No OCT performed at follow-up (n=6)
Baseline OCT analyzed and 6 months OCT performed
n = 75
Matching not feasible (n=2)
Follow-up not obtainable from study site (n=1)
Follow-up excluded due to wobling wire artefact (n=1)
Matched analysis of baseline and follow-up OCT
n = 73

tct2016

Jo Krogsgaard Simonsen
jo.krogsgaard.simonsen@post.au.dk

PCI Research
Aarhus University Hospital

Patient characteristics Age 62.7 ± 9.7 Gender 70.1% male Diabetes 21.4% Prior PCI 40.2% Hyperlipidemia 70.9% Hypertension 76.9% Complete cohort A characteristics FANTOM II

Lesion & procedure characteristics Location (vessel) LAD: 49.6% LCX: 31.3% RCA: 19.1% Reference size (QCA) 2.68 ± 037 mm Lesion length (QCA) 11.08 ± 3.41 mm Nominal stent size 3.00 x 18mm & 3.00 x 24mm (79%) 2.50 x 18mm (21%) Mean highest applied Fantom inflation pressure 13.10 ± 2.99 atm Mean largest post-dilation balloon diameter (mm) 3.17 ± 0.37 mm Complete cohort A characteristics Mean ± SD FANTOM II

Location (vessel) LAD: 49.6% LCX: 31.3% RCA: 19.1% Reference size (QCA) 2.68 ± 037 mm Lesion length (QCA) 11.08 ± 3.41 mm Nominal stent size 3.00 x 18mm & 3.00 x 24mm (79%) 2.50 x 18mm (21%) Mean highest applied Fantom inflation pressure 13.10 ± 2.99 atm Mean largest post-dilation balloon diameter (mm) 3.17 ± 0.37 mm Complete cohort A characteristics Mean ± SD FANTOM II Lesion & procedure characteristics

Location (vessel) LAD: 49.6% LCX: 31.3% RCA: 19.1% Reference size (QCA) 2.68 ± 037 mm Lesion length (QCA) 11.08 ± 3.41 mm Nominal stent size 3.00 x 18mm & 3.00 x 24mm (79%) 2.50 x 18mm (21%) Mean highest applied Fantom inflation pressure 13.10 ± 2.99 atm Mean largest post-dilation balloon diameter (mm) 3.17 ± 0.37 mm Complete cohort A characteristics Mean ± SD FANTOM II Lesion & procedure characteristics

Location (vessel) LAD: 49.6% LCX: 31.3% RCA: 19.1% Reference size (QCA) 2.68 ± 037 mm Lesion length (QCA) 11.08 ± 3.41 mm Nominal stent size 3.00 x 18mm & 3.00 x 24mm (79%) 2.50 x 18mm (21%) Mean highest applied Fantom inflation pressure 13.10 ± 2.99 atm Mean largest post-dilation balloon diameter (mm) 3.17 ± 0.37 mm Complete cohort A characteristics Mean ± SD FANTOM II Lesion & procedure characteristics

OCT results at 6 months Matched OCT analysis in 73 patients Baseline 6 months follow-up FANTOM II

Lumen area Baseline Follow-up Difference p-value Mean lumen area (mm2) 6.8 (1.7) 5.7 (1.4) -1.1 (-1.3;-0.9) <0.0001 Minimal lumen area (mm2) 5.3 (1.4) 4.4 (1.4) -1.0 (-1.3;-0.7) <0.0001 Mean luminal area, mm2 Baseline Follow-up Mean(SD) FANTOM II

Stent area Baseline Follow-up Difference p-value Mean stent area (mm2) 7.1 (1.5) 7.2 (1.4) 0.1 (-0.02;0.24) 0.12 Minimal stent area (mm2) 5.9 (1.3) 6.0 (1.3) 0.1 (-0.02;0.25) 0.08 Mean stent area, mm2 Baseline Follow-up Mean(SD) FANTOM II

FANTOM II

Malapposition




Malapposition
Malapposition %
40
30
20
10
01234
Baseline
Follow-up

	Baseline	Follow-up
Malapposed struts	0.8%(0.0;3.5)	0.0% (0.0;0.0)

Median(IQR)

tct2016

Jo Krogsgaard Simonsen
jo.krogsgaard.simonsen@post.au.dk

PCI Research
Aarhus University Hospital

Extra-stent lumen Baseline Follow-up Extra stent lumen area (mm2) 0.05 (0.02;0.13) 0.00 (0.00;0.02) Median(IQR) FANTOM II

Neointimal area Follow-up Mean neointimal area (mm2) 1.2 (1.0;1.4) Median (IQR) FANTOM II

Neointimal thickness Follow-up Mean neointimal thickness (µm) 57 (40;77) Median (IQR) FANTOM II

Strut coverage Follow-up Covered struts 98.1% (95.9;99.4) Median(IQR) FANTOM II

Conclusion Expected slight decrease in lumen area at the 6 month time point No stent area reduction High completeness of strut coverage Limited neointimal growth Excellent resolution of acute extra-stent lumen and malapposition The Fantom BRS exhibited promising healing patterns after 6 months FANTOM II

Conclusion Expected slight decrease in lumen area at the 6 month time point No stent area reduction High completeness of strut coverage Limited neointimal growth Excellent resolution of acute extra-stent lumen and malapposition The Fantom BRS exhibited promising healing patterns after 6 months Thank you! REVA FANTOM II Main arena 12:13 pm FANTOM II